Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of American Enterprise Development Corporation (the “registrant”) on Form 10-QSB for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “report”), we, Jonathan C. Gilchrist and James Carroll, Chief Executive Officer and Acting Principal Accounting Officer, respectively, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)

The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the registrant.

November 23, 2004

 /s/  Jonathan C. Gilchrist

Jonathan C. Gilchrist

Chief Executive Officer

 /s/  James Carroll

James Carroll

Acting Principal Accounting Officer

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